                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 1, 2003


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                       1-31565                       06-1377322
-----------------           ----------------------           -------------------
(State or other             Commission File Number            (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.        Changes in Control of Registrant
               --------------------------------

               Not applicable.

Item 2.        Acquisition or Disposition of Assets
               ------------------------------------

               Not applicable.

Item 3.        Bankruptcy or Receivership
               --------------------------

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountant
               ---------------------------------------------

               Not applicable.

Item 5.        Other Events
               ------------

               Not applicable.

Item 6.        Resignations of Registrant's Directors
               --------------------------------------

               Not applicable.

Item 7.        Financial Statements and Exhibits
               ---------------------------------

               (a) No financial statements of businesses acquired are required.

               (b) No pro forma financial information is required.

               (c) April 1, 2003 Company news release.

 Item 8.       Change in Fiscal Year
               ---------------------

               Not applicable.

Item 9.        Regulation FD Disclosure
               ------------------------

               Attached hereto as Exhibit 99.1 is the Company's April 1, 2003 news release announcing that the Company will solicit the requisite consent of the holders of its 5.5 million Bifurcated Option Note Unit SecuritiES (BONUSES(SM) Units) for an amendment that will enable the BONUSES Units to be treated as Tier I Capital by the Federal Reserve.

Item 10.       Amendments to the Registrant's Code of Ethics, or Waiver of a
               -------------------------------------------------------------
               Provision of the Code of Ethics.
               -------------------------------

               Not applicable.

Item 11.       Temporary Suspension of Trading Under Registrant's Employee
               -----------------------------------------------------------
               Benefit Plans.
               -------------

               Not applicable.

Item 12.       Results of Operations and Financial Condition.
               ---------------------------------------------

               Not applicable.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 1, 2003                        NEW YORK COMMUNITY BANCORP, INC.
-------------
    Date


                                     /s/ Joseph R. Ficalora
                                     -------------------------------------
                                     Joseph R. Ficalora
                                     President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------



99.1          April 1, 2003 Company news release